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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of earliest event reported: May 2, 2005,


                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada             000-17082                     N/A
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

         On May 2, 2005, QLT Inc. (the "Company") issued a press release announcing that the Toronto Stock Exchange has accepted notice of the Company's intention to commence a normal course issuer bid program to repurchase up to US$50 million worth of its common shares. The notice provides that QLT may, during the period commencing May 4, 2005 and ending May 3, 2006, purchase for cancellation up to a maximum of 4,690,752 common shares, being 5% of the number of common shares outstanding, subject to a maximum aggregate expenditure by QLT of US$50 million.

          The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



Number            Description
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99.1     Press Release issued by QLT Inc. on May 2, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QLT INC.
                                      (Registrant)


                                      By: /s/ Paul J. Hastings
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                                          Paul J. Hastings
                                          President and Chief Executive Officer


Dated: May 2, 2005